Inventories - Schedule of Inventory (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Components:
For manufacturing of systems	$ 71,017	$ 52,246
For service of systems	44,534	37,545
Inventory Gross	115,551	89,791
Work in process	25,539	14,914
Finished products	41,062	27,730
Total	$ 182,152	$ 132,435